SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              Analytical Graphics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


           Pennsylvania                                    23-2556208
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(State of Incorporation or Organization)           (IRS Employer
                                                       Identification no.)


                325 Technology Drive
                Malvern, Pennsylvania                       19355
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 (Address of Principal Executive Offices)                  (Zip Code)

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. | |

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement file number to which this form relates:
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                                                           333-60697
                                                         (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:
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             Title of Each Class                  Name of Each Exchange on Which
             to be so Registered                  Each Class is to be Registered
             -------------------                  ------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:
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                            Common Stock, $0.01 par value
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                                (Title of Class)

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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

Item 1.     Description of Registrant's Securities to be Registered.
---- --     --------------------------------------------------------
                A description of the Common Stock, $0.01 par value, of Analytical Graphics, Inc. (the "Company") and certain anti-takeover provisions with respect thereto are contained under the caption "Description of Capital Stock" in the form of prospectus which shall be deemed to be incorporated by reference into the Company's Registration Statement on Form S-1 (Reg. No. 333-60697). Such description contained therein is incorporated herein by reference to such Registration Statement on Form S-1.

Item 2.     Exhibits.
---- --     ---------
                1 --  Amended    and   Restated   Articles   of   Incorporation.
                      (Incorporated   by   reference   to  Exhibit  3.1  to  the
                      Company's Registration Statement No. 333-60697).

                2 -- Amended and Restated By-laws of the Company.(Incorporated) by reference to Exhibit 3.2 to the Company's Registration Statement No. 333-60697).

                3 -- Investor Rights Agreement dated June 5, 1995 by and between the Company and SpaceVest Fund, L.P. (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement No. 333-60697).

                4 -- Investor Rights Agreement dated June 5, 1995 by and between the Company and Jay J. Buck (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement No. 333-60697).

                5 -- Registration Rights Agreement dated August 1, 1998 by and among the Company and the Paul Graziani Associates Limited Partnership and the Scott Reynolds Associates Limited Partnership (incorporated by reference to Exhibit
                      4.4 to the Company's Registration Statement No.333-60697).

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                    Analytical Graphics, Inc.
                                                 -------------------------------
                                                           (Registrant)

Date:             August 11, 1998             By:      /s/ Paul L. Graziani
       -----------------------------             -------------------------------
                                                       Paul L. Graziani
                                                 President and Chief Executive
                                                 Officer